UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001790441

BBCMS Mortgage Trust 2019-C5

(Exact name of issuing entity)

Central Index Key Number of registrant:  0001541480

Barclays Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001549574

Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001089877

KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001542256

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001755531

Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001592182

LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001722518

BSPRT CMBS Finance, LLC
(Exact name of sponsor as specified in its charter)

New York	333-226850-04	38-4128798 38-4128799 38-7235613
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 528-8224

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

Effective April 21, 2020, pursuant to Section 7.01 of the Pooling and Servicing Agreement, dated as of September 1, 2019, relating to CSAIL 2019-C17 Commercial Mortgage Trust, out of which the Bison Portfolio Mortgage Loan (2.0% of the initial principal balance of the mortgage pool) is being serviced, 3650 REIT Loan Servicing LLC (“3650 Servicing”), a Delaware limited liability company, has been appointed the special servicer.  3650 Servicing replaces Midland Loan Services, a Division of PNC Bank, National Association, which effective the same date was terminated as special servicer by the directing certificateholder for CSAIL 2019-C17 Commercial Mortgage Trust pursuant to Section 7.01(d) of such pooling and servicing agreement. The principal executive offices of 3650 Servicing are located at 2977 McFarlane Road, Suite 300, Miami, Florida 33133.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barclays Commercial Mortgage Securities LLC
(Depositor)
Date: April 21, 2020
	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer